Exhibit 1.01

Amgen Inc. Conflict Minerals Report

For the Year Ended December 31, 2015

This Amgen Inc. Conflict Minerals Report (the “Report”) is prepared in response to Rule 13p-1 and Form SD (the “Rule”) promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934. The Rule imposes certain reporting obligations on SEC registrants who manufacture, or contract to manufacture, products for which certain specified minerals are necessary to the functionality or production of those products. These minerals consist of columbite-tantalite (coltan), cassiterite and wolframite (and their derivatives tantalum, tin, and tungsten), and gold (collectively, “Conflict Minerals”). The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

This Report covers products manufactured or contracted to be manufactured by Amgen Inc. (including its subsidiaries, referred to as “Amgen,” “the Company,” “we,” “our” or “us”) from January 1 through December 31, 2015, for which Conflict Minerals are necessary to the functionality or production of those products.

References in this Report to Amgen’s website are not intended to function as hyperlinks and the information contained on Amgen’s website is not intended to be part of this Report.

Company and Product Overview

Amgen is a global biopharmaceutical company based in Thousand Oaks, California. Amgen is committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics.

Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies, has reached millions of patients around the world and is developing a pipeline of medicines with breakaway potential.

Amgen has determined that the delivery device for one of its medicines (the “Product”) may contain Conflict Minerals that are necessary to the functionality or production of the Product. With respect to the Product, Amgen contracts for its manufacture with a single supplier (the “Supplier”). In turn, the Supplier contracts to have the Product manufactured by a single supplier (the “Sub-Supplier”), which is responsible for the sourcing of components and subassemblies used in the Product.

Reasonable Country of Origin Inquiry

Amgen is separated by many tiers in the supply chain from the smelters or refiners (“SORs”) of any minerals found in the Product. Consequently, Amgen worked through the Supplier to obtain information on the origin of any necessary Conflict Minerals contained in the Product.

As required by the Rule, Amgen conducted a reasonable country of origin inquiry into the necessary Conflict Minerals contained in the Product. As part of that inquiry, Amgen utilized the Conflict Minerals Reporting Template (“CMRT”) created by the Conflict-Free Sourcing Initiative (“CFSI”) to facilitate the transfer of information through the supply chain regarding Conflict Mineral country of origin and the SORs being utilized. CFSI is a cross-industry effort to facilitate the validation of SORs and their participation in CFSI’s Conflict-Free Smelter Program (the “CFSP”), which offers third-party audits of SORs to certify that the minerals they process originate from conflict-free sources. Amgen sent a copy of the CMRT to the Supplier for its completion with respect to the Product. The Supplier completed and returned the CMRT to Amgen.

Amgen reviewed the completed CMRT and engaged in follow-up inquiry with Supplier that resulted in Amgen determining that it had reason to believe that some of the necessary Conflict Minerals contained in the Product may

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have originated in one or more of the Covered Countries and may not be from recycled or scrap sources. As required by the Rule, Amgen therefore conducted further due diligence on the source and chain of custody of the necessary Conflict Minerals contained in the Product, as described below.

Due Diligence Design and Performance

Due Diligence Design. Amgen’s due diligence measures were designed to conform in all material respects with the due-diligence-related steps of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict Affected and High Risk Areas: Second Edition and the related Supplements (“OECD Guidance”). The OECD Guidance is an internationally recognized due diligence framework consisting of a multistep, risk-based process. Amgen is a “downstream company” within the meaning of the OECD Guidance; Amgen therefore designed its due diligence measures in a manner consistent with the OECD Guidance specifically applicable to downstream companies.

Amgen designed its due diligence measures to address the following areas:

Step 1:	Establish strong Company management systems;
Step 2:	Identify and assess risks in the supply chain;
Step 3:	Design and implement a strategy to respond to identified risks;
Step 4:	Carry out independent third-party audit of the supply chain due diligence at identified points in the supply chain; and
Step 5:	Report on supply chain due diligence.

Due Diligence Performance. Specific elements of Amgen’s due diligence measures performed in relation to its 2015 Conflict Minerals Report include the following:

Step 1:	Establish strong Company management systems

•	Amgen adopted a Conflict Minerals Policy, which is posted on Amgen’s external website at: http://www.amgen.com/partners/suppliers/supplier-resources/conflict-minerals-policy.

•	Amgen expanded its Supplier Code of Conduct with specific requirements for suppliers to Amgen of products or materials containing Conflict Minerals, and posted it on Amgen’s external website at: http://www.amgen.com/partners/suppliers/supplier-resources/supplier-code-of-conduct.

•	Amgen enhanced its Supplier Sustainability program with an implementation team with responsibilities that include Conflict Minerals compliance and internal and external reporting. Amgen also assembled a cross-functional team to address Conflict Minerals-related issues, which includes representatives from the following Amgen functions: Global Strategic Sourcing; Supply Chain; Environment, Health, Safety & Sustainability; Worldwide Compliance & Business Ethics; and Law.

•	Amgen developed and implemented standard Conflict Minerals provisions into the terms of Amgen supplier contracts as new supplier arrangements were entered into and existing suppliers renewed their contracts.

•	Amgen maintained a Business Conduct Hotline where individuals can raise matters of concern with the way Amgen is conducting its business, and provided on its website a direct email address through which suppliers and others can direct questions to Amgen’s Supplier Sustainability team about the Amgen Supplier Code of Conduct, including Conflict Minerals requirements.

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Step 2:	Identify and assess risks in the supply chain

•	Amgen’s assessment of the risk in its supply chain was conducted primarily through Amgen’s review of the CMRT and related information provided by the Supplier and the evaluation of information about SORs provided by CFSI, including CFSI’s list of SORs that have been found by CFSI to be compliant with its CFSP protocols and listed on its website as conflict-free (“CFSP certified”).

•	In connection with Amgen’s due diligence activities, the Supplier advised Amgen that, because all Product components and subassemblies were sourced by the Sub-Supplier, the Supplier had engaged the Sub-Supplier to determine the source and chain of custody of any necessary Conflict Minerals contained in the Product. Amgen confirmed with the Supplier that, as part of that process, the Sub-Supplier had contacted all of the suppliers of materials containing Conflict Minerals that were necessary to the functionality or production of the Product (the “Supplier Group”) and had requested that each such supplier complete a copy of the CMRT. The Supplier utilized the information provided by the Supplier Group in preparing the CMRT provided to Amgen.

•	In evaluating the information provided by the Supplier, Amgen considered the fact that both the Supplier and the Sub-Supplier are SEC registrants subject to the Conflict Minerals reporting requirements of the Rule and that the Sub-Supplier is a current member of CFSI as well as a founding member of the Electronic Industry Citizenship Coalition (“EICC”), an industry group that joined with the Global e-Sustainability Initiative to create CFSI.

Step 3:	Design and implement a strategy to respond to identified risks

•	Amgen implemented a process for evaluating supplier violations of Amgen’s Conflict Minerals Policy and the Conflict Minerals provisions of Amgen’s Supplier Code of Conduct and determining follow-up actions, if any, to mitigate related risks. The process includes escalation to Amgen senior management when appropriate.

•	Amgen also provided periodic updates to Amgen senior management regarding its Conflict Minerals due diligence results and reporting process.

Step 4:	Carry out independent third-party audit of the supply chain due diligence at identified points in the supply chain

•	As a downstream company in the supply chain, Amgen does not conduct audits of SORs. Amgen instead relies on the CFSP third-party audits of SOR due diligence practices and those of similar recognized assessment programs.

Step 5:	Report on supply chain due diligence

•	Amgen posted this Report on Amgen’s external website at http://www.amgen.com/conflictmineralsreport.

Results of Due Diligence

Information on Smelters or Refiners

As a downstream company in the supply chain, Amgen relies on the information provided by its Supplier to identify SORs that may have processed Conflict Minerals contained in the Product. The Supplier provided Amgen with a list of SORs that it had identified and validated against CFSI’s smelter reference list. The Supplier also advised Amgen that some suppliers in the Supplier Group provided incomplete information, and that some suppliers provided “company level” CMRT responses that include Conflict Mineral information for all products sold even though the Sub-Supplier may have purchased only a limited subset of such products from that supplier. Accordingly, Amgen cannot conclusively determine whether any materials obtained from these suppliers or processed by the identified SORs are actually contained in the Product.

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Based on the information provided by the Supplier:

•	272 unique SORs were identified as potential sources of Conflict Minerals in the Product. These SORs are set forth in Annex A.

•	Of those 272 SORs, 22 SORs were identified by the Supplier as sourcing from one or more of the Covered Countries. Each of these 22 SORs is CFSP certified and is listed in Annex B.

•	Of the remaining 250 SORs not identified by the Supplier as sourcing from the Covered Countries, 210 are facilities that are CFSP certified or that are actively pursuing CFSP certification, and 3 facilities are members of the Tungsten Industry - Conflict Minerals Council (“TI-CMC”), an organization taking a harmonized approach to CFSP certification. The status of CFSP certification or TI-CMC membership is indicated in Annex A.

Efforts to Determine the Country of Origin or Mine of Origin

In order to determine country or mine of origin, Amgen depends on information provided by its Supplier as well as information made available by CFSI. For its 2015 Conflict Minerals Report, Amgen did not receive sufficient information from the Supplier to conclusively determine the mines or the countries of origin of the Conflict Minerals in the Product or whether such Conflict Minerals are from recycled or scrap sources. However, as previously indicated, all 22 of the SORs identified by the Supplier as sourcing from the Covered Countries are CFSP certified.

On-going Risk Mitigation

Over time, Amgen will work to continuously improve its due diligence processes in an effort to reduce the risk of sourcing Conflict Minerals that may be funding armed conflict in the Covered Countries. Some of the anticipated risk mitigation approaches include:

•	Strengthening Amgen’s engagement with its direct suppliers (including with new suppliers as new supply relationships are entered into) with regard to Amgen’s Conflict Minerals performance and reporting expectations.

•	Working with Amgen’s current and future suppliers to increase transparency into the upstream Conflict Minerals supply chain and to encourage additional Conflict Mineral SORs to become CFSP certified or to participate in another internationally recognized SOR audit program.

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ANNEX A

Smelter Reference List Name, Standard Smelter Name, Smelter Country and Smelter ID No. are as set forth on CFSI’s smelter reference list

*	indicates SOR is CFSI certified or actively pursuing certification
**	indicates SOR is a member of the Tungsten Industry – Conflict Mineral Council (TI-CMC)

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
1	Gold	Aida Chemical Industries Co., Ltd.	Aida Chemical Industries Co., Ltd.	*	JAPAN	CID000019
2	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	*	GERMANY	CID000035
3	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	*	UZBEKISTAN	CID000041
4	Gold	AngloGold Ashanti Córrego do Sítio Mineração	AngloGold Ashanti Córrego do Sítio Mineração	*	BRAZIL	CID000058
5	Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	Tongling Nonferrous Metals Group Co., Ltd.		CHINA	CID001947
6	Gold	Argor-Heraeus SA	Argor-Heraeus SA	*	SWITZERLAND	CID000077
7	Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	*	JAPAN	CID000082
8	Gold	Asahi Refining Canada Limited	Asahi Refining Canada Limited	*	CANADA	CID000924
9	Gold	Asahi Refining USA Inc.	Asahi Refining USA Inc.	*	UNITED STATES	CID000920
10	Gold	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	*	JAPAN	CID000090
11	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	*	TURKEY	CID000103
12	Gold	Aurubis AG	Aurubis AG	*	GERMANY	CID000113
13	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	*	PHILIPPINES	CID000128
14	Gold	Boliden AB	Boliden AB	*	SWEDEN	CID000157
15	Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	*	GERMANY	CID000176
16	Gold	Caridad	Caridad		MEXICO	CID000180
17	Gold	CCR Refinery - Glencore Canada Corporation	CCR Refinery - Glencore Canada Corporation	*	CANADA	CID000185
18	Gold	Cendres + Métaux SA	Cendres + Métaux SA	*	SWITZERLAND	CID000189
19	Gold	Chimet S.p.A.	Chimet S.p.A.	*	ITALY	CID000233
20	Gold	Chugai Mining	Chugai Mining		JAPAN	CID000264
21	Gold	Daejin Indus Co., Ltd.	Daejin Indus Co., Ltd.	*	KOREA, REPUBLIC OF	CID000328
22	Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.		CHINA	CID000343
23	Gold	Do Sung Corporation	DSC (Do Sung Corporation)	*	KOREA, REPUBLIC OF	CID000359
24	Gold	Doduco	DODUCO GmbH	*	GERMANY	CID000362
25	Gold	Dowa	Dowa	*	JAPAN	CID000401
26	Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	*	JAPAN	CID000425
27	Gold	Elemetal Refining, LLC	Elemetal Refining, LLC	*	UNITED STATES	CID001322

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
28	Gold	Faggi Enrico S.p.A.	Faggi Enrico S.p.A.	*	ITALY	CID002355
29	Gold	FSE Novosibirsk Refinery	OJSC Novosibirsk Refinery	*	RUSSIAN FEDERATION	CID000493
30	Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	Gansu Seemine Material Hi-Tech Co., Ltd.		CHINA	CID000522
31	Gold	Great Wall Precious Metals Co,. LTD.	Great Wall Precious Metals Co., Ltd. of CBPM		CHINA	CID001909
32	Gold	Guangdong Jinding Gold Limited	Guangdong Jinding Gold Limited		CHINA	CID002312
33	Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	*	GERMANY	CID000694
34	Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	*	CHINA	CID000707
35	Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	*	GERMANY	CID000711
36	Gold	Hunan Chenzhou Mining Industry Co. Ltd.	Hunan Chenzhou Mining Co., Ltd.		CHINA	CID000767
37	Gold	Hwasung CJ Co., Ltd.	Hwasung CJ Co., Ltd.		KOREA, REPUBLIC OF	CID000778
38	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited		CHINA	CID000801
39	Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	*	JAPAN	CID000807
40	Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	*	TURKEY	CID000814
41	Gold	Japan Mint	Japan Mint	*	JAPAN	CID000823
42	Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	*	CHINA	CID000855
43	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	*	RUSSIAN FEDERATION	CID000927
44	Gold	JSC Uralelectromed	JSC Uralelectromed	*	RUSSIAN FEDERATION	CID000929
45	Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	*	JAPAN	CID000937
46	Gold	Kazzinc	Kazzinc	*	KAZAKHSTAN	CID000957
47	Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	*	UNITED STATES	CID000969
48	Gold	Kojima Chemicals Co., Ltd.	Kojima Chemicals Co., Ltd.	*	JAPAN	CID000981
49	Gold	Korea Metal Co., Ltd.	Korea Metal Co., Ltd.		KOREA, REPUBLIC OF	CID000988
50	Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC		KYRGYZSTAN	CID001029
51	Gold	L’ azurde Company For Jewelry	L’ azurde Company For Jewelry		SAUDI ARABIA	CID001032
52	Gold	Lingbao Gold Company Limited	Lingbao Gold Company Limited		CHINA	CID001056
53	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Lingbao Jinyuan Tonghui Refinery Co., Ltd.		CHINA	CID001058
54	Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	*	KOREA, REPUBLIC OF	CID001078
55	Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		CHINA	CID001093
56	Gold	Materion	Materion	*	UNITED STATES	CID001113
57	Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	*	JAPAN	CID001119

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
58	Gold	Metalor Technologies (Hong Kong) Ltd.	Metalor Technologies (Hong Kong) Ltd.	*	CHINA	CID001149
59	Gold	Metalor Technologies (Singapore) Pte., Ltd.	Metalor Technologies (Singapore) Pte., Ltd.	*	SINGAPORE	CID001152
60	Gold	Metalor Technologies (Suzhou) Ltd.	Metalor Technologies (Suzhou) Ltd.	*	CHINA	CID001147
61	Gold	Metalor Technologies SA	Metalor Technologies SA	*	SWITZERLAND	CID001153
62	Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	*	UNITED STATES	CID001157
63	Gold	Met-Mex Penoles, S.A.	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	*	MEXICO	CID001161
64	Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	*	JAPAN	CID001188
65	Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	*	JAPAN	CID001193
66	Gold	MMTC-PAMP India Pvt., Ltd.	MMTC-PAMP India Pvt., Ltd.	*	INDIA	CID002509
67	Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	*	RUSSIAN FEDERATION	CID001204
68	Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	*	TURKEY	CID001220
69	Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	*	UZBEKISTAN	CID001236
70	Gold	Nihon Material Co., Ltd.	Nihon Material Co., Ltd.	*	JAPAN	CID001259
71	Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	*	AUSTRIA	CID002779
72	Gold	Ohio Precious Metals, LLC	Elemetal Refining, LLC	*	UNITED STATES	CID001322
73	Gold	Ohura Precious Metal Industry Co., Ltd.	Ohura Precious Metal Industry Co., Ltd.	*	JAPAN	CID001325
74	Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	*	RUSSIAN FEDERATION	CID001326
75	Gold	PAMP SA	PAMP SA	*	SWITZERLAND	CID001352
76	Gold	Penglai Penggang Gold Industry Co., Ltd.	Penglai Penggang Gold Industry Co., Ltd.		CHINA	CID001362
77	Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	*	RUSSIAN FEDERATION	CID001386
78	Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	*	INDONESIA	CID001397
79	Gold	PX Précinox SA	PX Précinox SA	*	SWITZERLAND	CID001498
80	Gold	Rand Refinery (Pty) Ltd.	Rand Refinery (Pty) Ltd.	*	SOUTH AFRICA	CID001512
81	Gold	Republic Metals Corporation	Republic Metals Corporation	*	UNITED STATES	CID002510
82	Gold	Royal Canadian Mint	Royal Canadian Mint	*	CANADA	CID001534
83	Gold	Sabin Metal Corp.	Sabin Metal Corp.		UNITED STATES	CID001546
84	Gold	Samduck Precious Metals	Samduck Precious Metals	*	KOREA, REPUBLIC OF	CID001555
85	Gold	SAMWON METALS Corp.	SAMWON Metals Corp.		KOREA, REPUBLIC OF	CID001562
86	Gold	Schone Edelmetaal B.V.	Schone Edelmetaal B.V.	*	NETHERLANDS	CID001573

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
87	Gold	SEMPSA Joyería Platería SA	SEMPSA Joyería Platería SA	*	SPAIN	CID001585
88	Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		CHINA	CID001619
89	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	*	CHINA	CID001622
90	Gold	Sichuan Tianze Precious Metals Co., Ltd.	Sichuan Tianze Precious Metals Co., Ltd.	*	CHINA	CID001736
91	Gold	Singway Technology Co., Ltd.	Singway Technology Co., Ltd.	*	TAIWAN	CID002516
92	Gold	So Accurate Group, Inc.	So Accurate Group, Inc.		UNITED STATES	CID001754
93	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	*	RUSSIAN FEDERATION	CID001756
94	Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	*	TAIWAN	CID001761
95	Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	*	JAPAN	CID001798
96	Gold	T.C.A S.p.A	T.C.A S.p.A	*	ITALY	CID002580
97	Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	*	JAPAN	CID001875
98	Gold	The Refinery of Shandong Gold Mining Co., Ltd.	The Refinery of Shandong Gold Mining Co., Ltd.	*	CHINA	CID001916
99	Gold	Tokuriki Honten Co., Ltd.	Tokuriki Honten Co., Ltd.	*	JAPAN	CID001938
100	Gold	Torecom	Torecom	*	KOREA, REPUBLIC OF	CID001955
101	Gold	Umicore Brasil Ltda.	Umicore Brasil Ltda.	*	BRAZIL	CID001977
102	Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	*	THAILAND	CID002314
103	Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	*	BELGIUM	CID001980
104	Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	*	UNITED STATES	CID001993
105	Gold	Valcambi SA	Valcambi SA	*	SWITZERLAND	CID002003
106	Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	*	AUSTRALIA	CID002030
107	Gold	Yamamoto Precious Metal Co., Ltd.	Yamamoto Precious Metal Co., Ltd.	*	JAPAN	CID002100
108	Gold	Yokohama Metal Co., Ltd.	Yokohama Metal Co., Ltd.	*	JAPAN	CID002129
109	Gold	Yunnan Copper Industry Co., Ltd.	Yunnan Copper Industry Co., Ltd.		CHINA	CID000197
110	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	*	CHINA	CID002224
111	Tantalum	Zijin Mining Group Co., Ltd. Gold Refinery	Zijin Mining Group Co., Ltd. Gold Refinery	*	CHINA	CID002243
112	Tantalum	Changsha Southern	Changsha South Tantalum Niobium Co., Ltd.	*	CHINA	CID000211
113	Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	*	CHINA	CID000291

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
114	Tantalum	D Block Metals, LLC	D Block Metals, LLC	*	UNITED STATES	CID002504
115	Tantalum	Duoluoshan	Duoluoshan	*	CHINA	CID000410
116	Tantalum	Exotech Inc.	Exotech Inc.	*	UNITED STATES	CID000456
117	Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	*	CHINA	CID000460
118	Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	*	CHINA	CID002505
119	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	*	JAPAN	CID002558
120	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	*	UNITED STATES	CID002557
121	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	*	CHINA	CID000616
122	Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	*	THAILAND	CID002544
123	Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	*	GERMANY	CID002545
124	Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	*	GERMANY	CID002546
125	Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	*	GERMANY	CID002547
126	Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	*	UNITED STATES	CID002548
127	Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	*	JAPAN	CID002549
128	Tantalum	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	*	GERMANY	CID002550
129	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	*	CHINA	CID002492
130	Tantalum	Hi-Temp	Hi-Temp Specialty Metals, Inc.	*	UNITED STATES	CID000731
131	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	*	CHINA	CID002512
132	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	*	CHINA	CID000914
133	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	*	CHINA	CID000917
134	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	*	CHINA	CID002506
135	Tantalum	KEMET Blue Metals	KEMET Blue Metals	*	MEXICO	CID002539
136	Tantalum	KEMET Blue Powder	KEMET Blue Powder	*	UNITED STATES	CID002568
137	Tantalum	King-Tan Tantalum Industry Ltd.	King-Tan Tantalum Industry Ltd.	*	CHINA	CID000973
138	Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	*	BRAZIL	CID001076
139	Tantalum	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	*	INDIA	CID001163
140	Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	*	BRAZIL	CID001175
141	Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	*	JAPAN	CID001192
142	Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	*	ESTONIA	CID001200
143	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	*	CHINA	CID001277

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
144	Tantalum	Plansee SE Liezen	Plansee SE Liezen	*	AUSTRIA	CID002540
145	Tantalum	Plansee SE Reutte	Plansee SE Reutte	*	AUSTRIA	CID002556
146	Tantalum	QuantumClean	QuantumClean	*	UNITED STATES	CID001508
147	Tantalum	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	*	BRAZIL	CID002707
148	Tantalum	RFH Tantalum Smeltry Co., Ltd.	RFH Tantalum Smeltry Co., Ltd.	*	CHINA	CID001522
149	Tantalum	Solikamsk Magnesium Works OAO	Solikamsk Magnesium Works OAO	*	RUSSIAN FEDERATION	CID001769
150	Tantalum	Taki Chemicals	Taki Chemicals	*	JAPAN	CID001869
151	Tantalum	Telex Metals	Telex Metals	*	UNITED STATES	CID001891
152	Tantalum	Tranzact, Inc.	Tranzact, Inc.	*	UNITED STATES	CID002571
153	Tantalum	Ulba	Ulba Metallurgical Plant JSC	*	KAZAKHSTAN	CID001969
154	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	XinXing HaoRong Electronic Material Co., Ltd.	*	CHINA	CID002508
155	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	Yichun Jin Yang Rare Metal Co., Ltd.	*	CHINA	CID002307
156	Tantalum	Zhuzhou Cemented Carbide	Zhuzhou Cemented Carbide	*	CHINA	CID002232
157	Tin	Alpha	Alpha	*	UNITED STATES	CID000292
158	Tin	An Vinh Joint Stock Mineral Processing Company	An Vinh Joint Stock Mineral Processing Company	*	VIETNAM	CID002703
159	Tin	China Rare Metal Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	*	CHINA	CID000244
160	Tin	China Tin Group Co., Ltd.	China Tin Group Co., Ltd.	*	CHINA	CID001070
161	Tin	CNMC (Guangxi) PGMA Co., Ltd.	CNMC (Guangxi) PGMA Co., Ltd.		CHINA	CID000278
162	Tin	Cooper Santa	Cooperativa Metalurgica de Rondônia Ltda.	*	BRAZIL	CID000295
163	Tin	CV Ayi Jaya	CV Ayi Jaya	*	INDONESIA	CID002570
164	Tin	CV Gita Pesona	CV Gita Pesona	*	INDONESIA	CID000306
165	Tin	CV Justindo	PT Justindo	*	INDONESIA	CID000307
166	Tin	CV Nurjanah	PT Aries Kencana Sejahtera	*	INDONESIA	CID000309
167	Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	*	INDONESIA	CID000313
168	Tin	CV United Smelting	CV United Smelting	*	INDONESIA	CID000315
169	Tin	CV Venus Inti Perkasa	CV Venus Inti Perkasa	*	INDONESIA	CID002455
170	Tin	Dowa	Dowa	*	JAPAN	CID000402
171	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	*	VIETNAM	CID002572
172	Tin	Elmet S.L.U. (Metallo Group)	Elmet S.L.U. (Metallo Group)	*	SPAIN	CID002774
173	Tin	EM Vinto	EM Vinto	*	BOLIVIA	CID000438
174	Tin	Estanho de Rondônia S.A.	Estanho de Rondônia S.A.		BRAZIL	CID000448

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
175	Tin	Feinhütte Halsbrücke GmbH	Feinhütte Halsbrücke GmbH	*	GERMANY	CID000466
176	Tin	Fenix Metals	Fenix Metals	*	POLAND	CID000468
177	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	*	CHINA	CID000538
178	Tin	Gejiu Zi-Li	Gejiu Zili Mining And Metallurgy Co., Ltd.		CHINA	CID000555
179	Tin	Huichang Jinshunda Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.		CHINA	CID000760
180	Tin	Kai Unita Trade Limited Liability Company	Gejiu Kai Meng Industry and Trade LLC	*	CHINA	CID000942
181	Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Ore Smelting Co., Ltd.		CHINA	CID001063
182	Tin	Magnu’s Minerais Metais e Ligas Ltda.	Magnu’s Minerais Metais e Ligas Ltda.	*	BRAZIL	CID002468
183	Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	*	MALAYSIA	CID001105
184	Tin	Melt Metais e Ligas S/A	Melt Metais e Ligas S/A	*	BRAZIL	CID002500
185	Tin	Metallic Resources, Inc.	Metallic Resources, Inc.	*	UNITED STATES	CID001142
186	Tin	Metallo-Chimique N.V.	Metallo-Chimique N.V.	*	BELGIUM	CID002773
187	Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	*	BRAZIL	CID001173
188	Tin	Minsur	Minsur	*	PERU	CID001182
189	Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	*	JAPAN	CID001191
190	Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	Nankang Nanshan Tin Manufactory Co., Ltd.		CHINA	CID001231
191	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Nghe Tinh Non-Ferrous Metals Joint Stock Company	*	VIETNAM	CID002573
192	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	*	THAILAND	CID001314
193	Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	*	PHILIPPINES	CID002517
194	Tin	Operaciones Metalurgical S.A.	Operaciones Metalurgical S.A.	*	BOLIVIA	CID001337
195	Tin	Phoenix Metal Ltd.	Phoenix Metal Ltd.	*	RWANDA	CID002507
196	Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana		INDONESIA	CID001393
197	Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	*	INDONESIA	CID001399
198	Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	*	INDONESIA	CID002503
199	Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	*	INDONESIA	CID001402
200	Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin		INDONESIA	CID001409
201	Tin	PT Bangka Prima Tin	PT Bangka Prima Tin	*	INDONESIA	CID002776
202	Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera		INDONESIA	CID001416
203	Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	*	INDONESIA	CID001419
204	Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	*	INDONESIA	CID001421
205	Tin	PT BilliTin Makmur Lestari	PT BilliTin Makmur Lestari	*	INDONESIA	CID001424
206	Tin	PT Bukit Timah	PT Bukit Timah	*	INDONESIA	CID001428

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
207	Tin	PT Cipta Persada Mulia	PT Cipta Persada Mulia	*	INDONESIA	CID002696
208	Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	*	INDONESIA	CID001434
209	Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	*	INDONESIA	CID001438
210	Tin	PT Fang Di MulTindo	PT Fang Di MulTindo		INDONESIA	CID001442
211	Tin	PT Inti Stania Prima	PT Inti Stania Prima	*	INDONESIA	CID002530
212	Tin	PT Karimun Mining	PT Karimun Mining	*	INDONESIA	CID001448
213	Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	*	INDONESIA	CID001453
214	Tin	PT Panca Mega Persada	PT Panca Mega Persada	*	INDONESIA	CID001457
215	Tin	PT Pelat Timah Nusantara Tbk	PT Pelat Timah Nusantara Tbk		INDONESIA	CID001486
216	Tin	PT Prima Timah Utama	PT Prima Timah Utama	*	INDONESIA	CID001458
217	Tin	PT REFINED BANGKA TIN	PT Refined Bangka Tin	*	INDONESIA	CID001460
218	Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	*	INDONESIA	CID001463
219	Tin	PT Seirama Tin Investment	PT Seirama Tin Investment		INDONESIA	CID001466
220	Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	*	INDONESIA	CID001468
221	Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	*	INDONESIA	CID001471
222	Tin	PT Tambang Timah	PT Timah (Persero) Tbk Kundur	*	INDONESIA	CID001477
223	Tin	PT Timah	PT Timah (Persero) Tbk Mentok	*	INDONESIA	CID001482
224	Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	*	INDONESIA	CID001490
225	Tin	PT Tommy Utama	PT Tommy Utama	*	INDONESIA	CID001493
226	Tin	PT Wahana Perkit Jaya	PT Wahana Perkit Jaya	*	INDONESIA	CID002479
227	Tin	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	*	BRAZIL	CID002706
228	Tin	Rui Da Hung	Rui Da Hung	*	TAIWAN	CID001539
229	Tin	Soft Metais Ltda.	Soft Metais Ltda.	*	BRAZIL	CID001758
230	Tin	Thailand Smelting & Refining Co Ltd	Thaisarco	*	THAILAND	CID001898
231	Tin	The Gejiu cloud new colored electrolytic	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.		CHINA	CID001908
232	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tuyen Quang Non-Ferrous Metals Joint Stock Company	*	VIETNAM	CID002574
233	Tin	VQB Mineral and Trading Group JSC	VQB Mineral and Trading Group JSC	*	VIETNAM	CID002015
234	Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	*	BRAZIL	CID002036
235	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	*	CHINA	CID002158
236	Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Group (Holding) Company Limited	*	CHINA	CID002180
237	Tungsten	A.L.M.T. TUNGSTEN Corp.	A.L.M.T. TUNGSTEN Corp.	*	JAPAN	CID000004
238	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	*	CHINA	CID002513

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
239	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	*	CHINA	CID000258
240	Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	**	CHINA	CID000345
241	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	*	CHINA	CID000499
242	Tungsten	Ganxian Shirui New Material Co., Ltd.	Ganxian Shirui New Material Co., Ltd.		CHINA	CID002531
243	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	*	CHINA	CID000875
244	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	*	CHINA	CID002315
245	Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	**	CHINA	CID000868
246	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	*	CHINA	CID002494
247	Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	*	UNITED STATES	CID000568
248	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	*	CHINA	CID000218
249	Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	*	GERMANY	CID002541
250	Tungsten	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	*	GERMANY	CID002542
251	Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	*	CHINA	CID000766
252	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	*	CHINA	CID000769
253	Tungsten	Hydrometallurg, JSC	Hydrometallurg, JSC	*	RUSSIAN FEDERATION	CID002649
254	Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	*	JAPAN	CID000825
255	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	*	CHINA	CID002551
256	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	*	CHINA	CID002321
257	Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.		CHINA	CID002313
258	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	*	CHINA	CID002318
259	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	*	CHINA	CID002317
260	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	*	CHINA	CID002316
261	Tungsten	Kennametal Fallon	Kennametal Fallon	*	UNITED STATES	CID000966
262	Tungsten	Kennametal Huntsville	Kennametal Huntsville	*	UNITED STATES	CID000105
263	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	*	CHINA	CID002319
264	Tungsten	Niagara Refining LLC	Niagara Refining LLC	*	UNITED STATES	CID002589

	Metal	Smelter Reference List Name	Standard Smelter Name	Status	Smelter Country	Smelter ID No.
265	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	*	VIETNAM	CID002543
266	Tungsten	Pobedit, JSC	Pobedit, JSC	**	RUSSIAN FEDERATION	CID002532
267	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	*	VIETNAM	CID001889
268	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam Youngsun Tungsten Industry Co., Ltd.	*	VIETNAM	CID002011
269	Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	*	AUSTRIA	CID002044
270	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	*	CHINA	CID002320
271	Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	*	CHINA	CID002082
272	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	*	CID002095	CFSI

ANNEX B

	Metal	Smelter Reference List Name	Standard Smelter Name	Smelter Country	Smelter ID No.
1	Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
2	Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	Duoluoshan	CHINA	CID000410
3	Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA	CID000460
4	Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN	CID002558
5	Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES	CID002557
6	Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND	CID002544
7	Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY	CID002545
8	Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
9	Tantalum	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550
10	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
11	Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
12	Tantalum	KEMET Blue Powder	KEMET Blue Powder	UNITED STATES	CID002568
13	Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO	CID002539
14	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
15	Tantalum	Taki Chemicals	Taki Chemicals	JAPAN	CID001869
16	Tantalum	Ulba Metallurgical Plant JSC	Ulba	KAZAKHSTAN	CID001969
17	Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA	CID002232
18	Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
19	Tin	Thaisarco	Thaisarco	THAILAND	CID001898
20	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	Vietnam Youngsun Tungsten Industry Co., Ltd	VIETNAM	CID002011
21	Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
22	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320

1